Exhibit 4.1

A CORPORATION SUBJECT TO THE CANADA BUSINESS CORPORATIONS ACT SEE REVERSE FOR CERTAIN DEFINITIONS transferable on the books of the Corporation only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation. IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. C0000000230 | M **SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zer o****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP. zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CO RP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS *CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*MET ALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS* METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIO US*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRE CIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG* PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FL AG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****SPECIMEN89679M10400000000TRIPLE SPECIMEN **089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10 400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TR IPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*P RECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*MET ALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.ze ro****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****08967 9M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M104000000 00TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FL AG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS *METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*CORP.zero****089679M10400000000TRIPLE*FLAG*PRECIOUS*METALS*COR * * * 0 * * * Jul 21, 2022 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY. TRIPLE FLAG PRECIOUS METALS CORP. COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO) TRANSFER AGENT AND REGISTRAR OR By _____________________________ Authorized Officer By ____________________________ Authorized Officer CEO CFO & GC * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 89679M104 ISIN CA89679M1041 TRIPLE FLAG PRECIOUS METALS CORP. CSAE_WIP_TQFQ_C01.mtl.pulls/000001/000001/i